UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 1, 2021

Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-998-2440 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective December 1, 2021, the Company appointed Mr. Matthew Drinkwater as its new Chief Executive Officer (CEO). Mr. Drinkwater joins the Company with an extensive track record of adding value to the Company’s he has worked for over his professional career in several Key Senior Executive and Sales roles at companies such as Buzzfeed, Twitter, Groupon Inc., Yahoo and America Online (AOL). Mr. W. Kip Speyer will remain with the Company in his role of Chairman of the Board and transition his CEO role to Mr. Drinkwater.

Mr. Drinkwater, 48, is a digital executive with extensive, progressively advancing leadership experience at iconic high tech brands. From 2017 to the present, he served as the Senior Vice President, International for BuzzFeed. He also was in Agency Development and Global Accounts at Twitter from 2015 to 2017 and head of Twitter’s Global Online Sales in San Paolo, Brazil from 2013 through 2015. Mr. Drinkwater served as Vice President of Groupon East Coast from 2011 to 2013 and, Senior Director of Sales, New England and Canada at Yahoo from 2009 to 2011. Mr. Drinkwater holds a B.A. in Economics from College of the Holy Cross.

NOTE: His employment contract’s term is for 3 years. The annual base salary is for $250,000 and he has a discretionary bonus target equivalent to 100% of his base salary subject to achievement of performance metrics. Lastly, he was granted 500,000 options of the Company’s common stock, which will vest at a rate of 25% per year beginning, December 1, 2021. For more information, please see the employment agreement attached.

On December 17, 2021, the Company issued a Press Release regarding the matter set forth in this Report, a copy of the Press Release is furnished herewith as Exhibit 99.1

9.01	Financial Statements and Exhibits.

(D) Exhibits .

10.1	Employment Agreement

99.01	Press Release dated December 17, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021	Bright Mountain Media, Inc.

	By:	/s/ Edward A. Cabanas
Edward A. Cabanas, Chief Financial Officer

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